SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 27, 2006 (April 21, 2006)

Commission File Number: 000-32987

Colony RIH Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	95-4849060
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Resorts International Hotel and Casino, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	95-4828297
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1133 Boardwalk
Atlantic City, NJ	08401
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code:

(609) 340-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As previously disclosed, on March 27, 2006, Resorts International Hotel, Inc. (“Resorts”), Colony RIH Holdings, Inc. (“Colony RIH”) and Audrey S. Oswell entered into a Separation Agreement which provides, among other things, that Ms. Oswell’s employment with Resorts International Hotel, Inc. will terminate on May 1, 2006. On April 21, 2006, Ms. Oswell resigned from her positions as President and Chief Executive Officer of Colony RIH Holdings, Inc., Resorts International Hotel and Casino, Inc., Resorts International Hotel, Inc., and New Pier Operating Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

COLONY RIH HOLDINGS, INC.

Dated: April 27, 2006	/s/ Francis X. McCarthy
Francis X. McCarthy
Executive Vice President Finance/CFO
(Duly Authorized Officer and Principal Financial Officer)

RESORTS INTERNATIONAL HOTEL AND CASINO, INC.

Dated: April 27, 2006	/s/ Francis X. McCarthy
Francis X. McCarthy
Executive Vice President Finance/CFO
(Duly Authorized Officer and Principal Financial Officer)